UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004

                      Abigail Adams National Bancorp, Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         0-10971                   52-1508198
------------------------          ------------------           --------------
(State or other jurisdiction        (SEC File Number)         (I.R.S. Employer
        of incorporation)                                    Identification No.)

                 1130 Connecticut Avenue, Washington, D.C. 20036
                 -----------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 772-3600


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                  CURRENT REPORT ON FORM 8-K

Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events and Regulation FD Disclosure

                  Not applicable.

Item 6.           Resignations of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

               (a)  No financial statements of businesses acquired are required.

               (b)  No pro forma financial information is required.

               (c) Attached as Exhibit 99 is the Company's news release announcing earnings for the quarter ended June 30, 2004.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Regulation FD Disclosure

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
                  -------------------------------------------------------------

                  Not applicable.

Item 11. Temporary Suspensions of Trading Under Registrant's Employee Benefits Plans

                  Not applicable.

Item 12.          Results of Operations and Financial Condition

                  On July 22, 2004, Abigail Adams National Bancorp, Inc. announced its earnings for the three months ended June 30, 2004. A copy of the press release dated July 22, 2004, detailing earnings for this period is attached as Exhibit 99 to this report.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Abigail Adams National Bancorp, Inc.


DATE:  July 22, 2004                  By: /s/ Ms. Karen Troutman
                                          -----------------------------------
                                          Ms. Karen Troutman
                                          Chief Financial Officer










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                                  EXHIBIT INDEX

99                 News release dated July 22, 2004.